SUPPLEMENT DATED SEPTEMBER 10, 2003 TO
                                           CONTRACT PROSPECTUS DATED MAY 1, 2003

The following information supplements, and to the extent inconsistent therewith, replaces the information in your contract prospectus. Please retain this supplement and keep it with the prospectus for future reference.

EFFECTIVE SEPTEMBER 15, 2003, the Alliance Growth Portfolio changed its name to the Strategic Equity Portfolio. Therefore, all references to the "Alliance Growth Portfolio" are replaced with "Strategic Equity Portfolio." Additionally, the subadviser and investment objective have changed; therefore the table in "The Funds" section is revised as follows:

TRAVELERS SERIES FUND INC.
   Strategic Equity Portfolio             Seeks capital appreciation. The Fund      TIA
                                          normally invests in equity                Subadviser: Fidelity Management
                                          securities, primarily in common           & Research Company
                                          stocks of domestic issuers, and is
                                          not constrained to any particular
                                          investment style.



SUPPLEMENT TO THE FOLLOWING CONTRACT PROSPECTUSES: TRAVELERS MARKETLIFE, VINTAGELIFE, TRAVELERS PORTFOLIO ARCHITECT LIFE, TRAVELERS VARIABLE SURVIVORSHIP LIFE, TRAVELERS VARIABLE SURVIVORSHIP LIFE II, INVEST, TRAVELERS VARIABLE LIFE, TRAVELERS VARIABLE LIFE ACCUMULATOR, TRAVELERS CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE, TRAVELERS CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000, TRAVELERS LIFE & ANNUITY CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE III, TRAVELERS CORPORATE BENEFIT LIFE.

September 2003                                                           L-23049